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                                                                  EXHIBIT 23.2.2

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 13, 1998, except as to Note 5 and 6(b) which is as September 24, 1998 on the financial statements listed in Amendment No. 4 to Form SB-2 of Futurelink Distribution Corp. a Colorado Corporation.

                                        /s/ BUCHANAN BARRY & CO.
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                                            Chartered Accountants


Calgary, Alberta
December 21, 1998